                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

___________________________PINNACLE GLOBAL GROUP, INC.__________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/X/        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                         SUPPLEMENT TO PROXY STATEMENT
                                      FOR
               THE ADJOURNED SPECIAL MEETING OF THE SHAREHOLDERS
                                       OF
                          PINNACLE GLOBAL GROUP, INC.
                                     TO BE
                         CONTINUED ON JANUARY 28, 2000

                                JANUARY 12, 2000

    This supplements the Proxy Statement dated December 6, 1999, under which Pinnacle Global Group, Inc. solicited your proxy to be voted at the special meeting of Pinnacle's shareholders originally convened on December 29, 1999 to act on a proposal to issue 7,125,233 Pinnacle common shares as part of a merger of Sanders Morris Mundy Inc. with Harris Webb & Garrison, Inc., Pinnacle's investment banking subsidiary. This supplement is first being mailed to Pinnacle shareholders on or about January 13, 2000.

    The special meeting to act on the merger-related proposal was convened on December 29, 1999, and then adjourned until 10:00 a.m., Central Time, on January 28, 2000. At that time, the meeting will resume at Pinnacle's offices at 5599 San Felipe, Suite 300, Houston, Texas 77056.

    The special meeting was adjourned to allow Pinnacle and Sanders Morris Mundy time to consider the potential impact on the transaction of two independent developments that came to light in the days before the original meeting date. This supplement describes those developments and advises you of the actions you can take after considering them. The two developments involve:

    - A PINNACLE DIRECTOR'S WITHDRAWAL OF SUPPORT FOR THE MERGER, AND

    - CIRCUMSTANCES SUGGESTING THAT WASTE MANAGEMENT, INC. MAY CONSIDER IT HAS A CLAIM AGAINST JOHN E. DRURY, A SANDERS MORRIS MUNDY SHAREHOLDER AND FORMER SANDERS DIRECTOR, AND POSSIBLY AGAINST SANDERS MORRIS MUNDY ITSELF OR ITS PRINCIPALS, ARISING OUT OF SEVERAL TRANSACTIONS INVOLVING WASTE MANAGEMENT AND OTHER COMPANIES IN WHICH AFFILIATES OR CLIENTS OF SMM MADE INVESTMENTS.

    These developments are described below in more detail.

PINNACLE BOARD APPROVAL

    The proxy statement for the special meeting says that Pinnacle's board of directors unanimously approved the Sanders transaction and recommended that you vote for the issuance of the Pinnacle shares in the merger. That unanimous action was taken at a special meeting of the board held on October 12, 1999. However, on December 27, 1999, Sean Dobson, then a Pinnacle director and the Executive Vice President--Trading and New Business Development of Spires Financial, L.P., Pinnacle's fixed-income, broker-dealer subsidiary, sent a letter to all other Pinnacle directors questioning the advisability of the merger and suggesting that the Pinnacle board reconsider its prior action on the matter. In follow-up discussions between Mr. Dobson and Pinnacle's management, Mr. Dobson told management that he had withdrawn his support for the Sanders transaction and intended to vote his Pinnacle shares against the proposed transaction. Mr. Dobson beneficially owns 256,302 Pinnacle shares representing 3.6% of Pinnacle's total outstanding shares.

    In his December 27 letter, Mr. Dobson expressed concern about:

    - a lack of assurances as to the shareholders' equity and cash balances of the Sanders firm upon closing of the merger,

    - the illiquid nature of many of Sanders' investments and perceived uncertainties about the value of those investments,

    - a concern that the earnings of the Sanders firm are in part determined by reference to unrealized gains and losses associated with illiquid investments, the valuation of which are believed by Mr. Dobson to represent a "conflict of interest" for management of the Sanders firm, and

    - an anticipated decline in both revenues and earnings for the Sanders firm for 1999 versus 1998.

    At a meeting of Pinnacle's board of directors held on January 6, 2000, the board heard and evaluated Mr. Dobson's concerns about the proposed merger. At the meeting, the board also received from Howard Frazier Barker Elliot, Inc., Pinnacle's financial advisor in the transaction, that firm's reconfirmation of its earlier advice to the board that the consideration to be paid by Pinnacle in the merger is fair, from a financial point of view, to Pinnacle's shareholders. Over the strong objections of Mr. Dobson, the board, represented by the eleven directors present at the meeting voted ten to one to:

    - reaffirm its determination that the Sanders merger is in the best interests of Pinnacle and its shareholders,

    - ratify its prior approval of the proposed transaction on the terms set out in the existing Amended and Restated Agreement and Plan of Reorganization with Sanders Morris Mundy, and

    - confirm its recommendation that the Pinnacle shareholders approve the issuance of the merger shares.

    In continuing its endorsement of the transaction, the board considered that all of the reasons motivating its original approval of the transaction (as described in detail in the proxy statement) remain valid. The board also reviewed the recent financial performance of both Pinnacle and the Sanders firm, and determined that the number of Pinnacle shares to be issued in the Sanders Morris Mundy transaction remains fair to Pinnacle and its shareholders.

    On January 10, 2000, Mr. Dobson resigned as a Pinnacle director and as an officer and employee of Spires Financial, L.P.

WASTE MANAGEMENT MATTER

    Sanders Morris Mundy has specialized investment expertise in the area of environmental services, including solid waste management. During the past ten years, the Sanders firm has acted as financial advisor, placement agent, and underwriter for a number of companies in the industry. Through its principals, private clients, and the Environmental Opportunities Funds described in the proxy statement, the firm has also invested significantly in this area.

    John E. Drury is a 4.3% shareholder of Sanders Morris Mundy and a former SMM director. He was president and chief operating officer of Browning-Ferris Industries, Inc. before becoming associated with SMM. In 1994, Mr. Drury became the chief executive officer of USA Waste Services, Inc., which acquired Waste Management, Inc. and adopted its name in July 1998. Mr. Drury took a leave of absence from Waste Management in March 1999, for health reasons, and resigned his Waste Management positions in August and October 1999.

    In July 1999, Waste Management twice lowered its earnings estimates. That, in turn, triggered a series of lawsuits against Waste Management and certain of its directors and officers alleging federal and state securities laws violations. Waste Management also disclosed that the Securities and Exchange Commission and New York Stock Exchange were conducting reviews of certain sales of Waste Management stock that preceded the earnings announcements, and that the Securities and Exchange Commission had begun a formal investigation of certain financial statements, procedures, and internal policies of Waste Management before its transaction with USA Waste Services. Waste Management has said it is cooperating with the investigations.

    In September 1999, Waste Management announced its own internal investigation of the allegations surrounding the earnings announcements and the actions of certain of its current and former officers and directors. The investigation is being directed by the audit committee of the board of directors of Waste Management.

    In November 1999, Sanders Morris Mundy received a letter from the chairman of the Waste Management audit committee asking for information concerning investments by the Sanders firm, its clients, and the Environmental Opportunities Funds in a number of private and public companies that either purchased assets from Waste Management or were acquired by Waste Management while Mr. Drury was both employed by Waste Management and associated with SMM. SMM has retained counsel concerning the request. Its counsel has met with counsel for Waste Management, has provided information in response to the request, and expects to meet again with Waste Management's counsel in the next few weeks to provide more information.

    In a related development, on December 30, 1999, Waste Management announced that it had filed a federal lawsuit against Louis D. Paolino, Jr., the former chairman and chief executive officer of Eastern Environmental Services, Inc., other former Eastern officers, and relatives of Mr. Paolino, for fraud in connection with Waste Management's acquisition of Eastern in December 1998. The lawsuit claims that Mr. Paolino and other Eastern officers conspired to overstate Eastern's earnings through incorrect accounting methods. Although
Mr. Drury is not named as a defendant, the lawsuit asserts that he and another Waste Management officer personally benefitted from transactions with Mr. Paolino following Eastern's sale to Waste Management. The Environmental Opportunities Funds managed by Sanders Morris Mundy were private equity investors in Eastern. Mr. Drury is an individual investor in the Environmental Opportunity Funds.

    Waste Management has not made any formal claim against SMM. However, Waste Management's internal investigation is continuing, and SMM, through counsel, is engaged in discussions with Waste Management's counsel. SMM has advised Pinnacle that it believes there is no factual or legal basis for any Waste Management claim against SMM. Although SMM believes that neither the existence nor ultimate resolution of the Waste Management investigation will have a material adverse effect on the financial condition of SMM, SMM cannot predict the outcome of the investigation and there is a possibility of a claim and the related costs and management attention required to defend it.

YOUR CHOICES AS A SHAREHOLDER

    You are urged to consider the developments described in this proxy statement supplement and decide what, if any, action you wish to take in response to them. You have the following choices:

    - If you granted a proxy authorizing a vote in favor of the share issuance in the Sanders Morris Mundy merger, and if you remain in favor of the transaction after considering the events described in this supplement, you need not do anything. Your shares will be voted in favor of the share issuance at the reconvened special meeting of shareholders on January 28, 2000.

    - If you granted a proxy voting against the share issuance, and if you remain opposed to the transaction, you need not do anything. Your shares will be voted against the share issuance at the reconvened special meeting.

    - If you have not submitted your proxy, you can complete and return your proxy card to Pinnacle authorizing a vote either for or against the share issuance, or you can come to the reconvened special meeting and vote your shares in person.

    - IF YOU HAVE SUBMITTED A PROXY AND WISH TO CHANGE YOUR VOTE, YOU MAY DO SO IN ANY OF ONE OF THREE WAYS DESCRIBED IN THE PROXY STATEMENT.

           - YOU CAN COMPLETE AND SUBMIT A NEW PROXY CARD, OR

           - YOU CAN SEND US A WRITTEN NOTICE REVOKING YOUR PROXY, OR

           - YOU CAN ATTEND THE RECONVENED SPECIAL MEETING AND VOTE IN PERSON.

    If you have instructed a broker to vote your shares, you must follow directions from your broker on how to change your vote. If you choose to submit a new proxy card or a notice of revocation, you should do so to this address:

                          Pinnacle Global Group, Inc.
                           5599 San Felipe, Suite 555
                           Houston, Texas 77056
                           Attention: Robert E. Garrison II

    For your convenience, a new proxy card accompanies this supplement.

CURRENT STATUS OF THE VOTE

    A quorum is already represented at the special meeting. Through January 7, 2000, proxies favoring the Sanders transaction had been submitted for 4,688,064 Pinnacle shares representing just over 94% of the total number of shares for which proxies were submitted. Therefore, unless revoked as described above and in the proxy statement, these shares will be voted in favor of the share issuance at the reconvened special meeting, and will represent sufficient votes to approve the transaction.

    Texas Banking Commissioner approval is needed before the Sanders transaction can be completed. Pinnacle expects that approval before the reconvening of its special meeting. The Sanders Morris Mundy shareholders have approved the merger. If the Pinnacle shareholders approve the share issuance, Pinnacle expects the merger will close within five days after Pinnacle's reconvened special meeting.

                          PINNACLE GLOBAL GROUP, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
          FOR THE RECONVENED PINNACLE SPECIAL MEETING OF SHAREHOLDERS
                      TO BE CONTINUED ON JANUARY 28, 2000

    The undersigned shareholder of Pinnacle Global Group, Inc. ("Pinnacle") hereby appoints each of Robert E. Garrison II and Jean Anne Mire attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned at the reconvened Special Meeting of Shareholders of Pinnacle to be continued at its offices located at 5599 San Felipe, Suite 300, Houston, Texas 77056, on January 28, 2000, at 10:00 a.m., central time, and at any adjournments of the meeting, all of the shares of Pinnacle common stock which the undersigned may be entitled to vote.

PINNACLE GLOBAL GROUP, INC.

Please mark vote in oval in the following manner using dark ink only.

1. Approval of the issuance of 7,125,233 shares of Pinnacle common stock in the merger of Harris Webb & Garrison, Inc., our wholly owned subsidiary, with Sanders Morris Mundy Inc.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2. In their discretion, upon other matters as may properly come before the meeting; hereby revoking any proxy or proxies regarding such matters heretofore given by the undersigned.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                Please sign and return in the enclosed envelope.

                 (Continued and to be signed on reverse side.)

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL ABOVE AND IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR APPROVAL OF THE SHARE ISSUANCE IN THE MERGER. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING, THE PROXY STATEMENT (INCLUDING ITS JANUARY 2000 SUPPLEMENT), PINNACLE'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, PINNACLE'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 1999 AND PINNACLE'S 1999 DEFINITIVE PROXY STATEMENT ON
SCHEDULE 14A, EACH OF WHICH HAS BEEN FURNISHED WITH THIS PROXY.

                                              DATED ______________________, ____

                                              __________________________________

                                              __________________________________
                                                   Signature of Shareholder

                                              (Signature should agree with name
                                              printed hereon. If Stock is held
                                              in the name of more than one
                                              person, EACH joint owner should
                                              sign. Executors, administrators,
                                              trustees, guardians, and attorneys
                                              should indicate the capacity in
                                              which they sign. Attorneys should
                                              submit powers of attorney.)